UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 23, 2019

Pinterest, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38872	26-3607129
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Brannan Street

San Francisco, California 94107

(Address of Principal Executive Offices) (Zip Code)

(415) 762-7100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 23, 2019, Pinterest, Inc. (the “Company”) filed a certificate of amendment to the Company’s Sixteenth Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to effect a recapitalization of the Company’s common stock outstanding immediately prior to the completion of the Company’s initial public offering of shares of its Class A common stock (the “Initial Public Offering”) into the Company’s Class B common stock, entitled to 20 votes per share, to create the Company’s Class A common stock, entitled to one vote per share, and to increase the total number of authorized shares of the Company’s capital stock. The Company’s board of directors and stockholders previously approved the Certificate of Amendment to be effective prior to the completion of the Initial Public Offering. The description of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment filed herewith as Exhibit 3.1 and incorporated herein by reference.

Following the effectiveness of the Certificate of Amendment, on April 23, 2019, the Company filed an amended and restated certificate of incorporation (the “Amended and Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the completion of the Initial Public Offering. The Company’s board of directors and stockholders previously approved the Amended and Restated Certificate to be effective immediately prior to the completion of the Initial Public Offering. A description of the Amended and Restated Certificate is set forth in the sections entitled “Risk Factors” and “Description of Capital Stock” of the Company’s Prospectus (the “Prospectus”) filed with the Securities and Exchange Commission on April 18, 2019 pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the Registration Statement on Form S-1, as amended (Registration No. 333-230458). The description of the Amended and Restated Certificate is qualified in its entirety by reference to the full text of the Amended and Restated Certificate filed herewith as Exhibit 3.2 and incorporated herein by reference.

Effective as of April 23, 2019, the Company adopted amended and restated bylaws (the “Restated Bylaws”) in connection with the completion of the Initial Public Offering. The Company’s board of directors and stockholders previously approved the Restated Bylaws to be effective immediately prior to the completion of the Initial Public Offering. A description of the Restated Bylaws is set forth in the sections of the Prospectus entitled “Risk Factors” and “Description of Capital Stock.” The description of the Restated Bylaws is qualified in its entirety by reference to the full text of the Restated Bylaws filed herewith as Exhibit 3.3 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment of the Sixteenth Amended and Restated Certificate of Incorporation of Pinterest, Inc.

3.2	Amended and Restated Certificate of Incorporation of Pinterest, Inc.

3.3	Amended and Restated Bylaws of Pinterest, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pinterest, Inc.

Date: April 23, 2019	By:	/s/ Christine Flores
Name: Christine Flores
Title: General Counsel and Secretary